Exhibit 99.2

EMPLOYEE NOTE

Team,

I am writing to you about an important development for Sanderson Farms.

We have announced that Cargill and Continental Grain, two leading agricultural and poultry production companies, have entered into a definitive agreement to acquire Sanderson Farms for $4.53 billion, or $203 per share, in cash. As a result of this transaction, Sanderson Farms will be combined with Wayne Farms, a subsidiary of Continental Grain and an experienced U.S. poultry firm. Attached is a copy of the press release we issued a short while ago announcing the transaction.

We are proud to be joining with Cargill and Continental Grain, two highly regarded companies with track records of success in agriculture and meat processing.

Since my grandfather founded Sanderson Farms 75 years ago, the company has based its success on the adherence to the fundamental principles and values of fairness and honesty in all of our dealings, integrity in all that we do, and treating everyone we meet with absolute respect and dignity. Our success has also been based on our ability to produce high quality chicken products by taking care of the animals under our care, our employees, our poultry producers, our customers, our communities and our environment. That will not change. Our strong brand, reputation and best-in-class assets will remain a core part of the combined company.

The combination of Sanderson Farms and Wayne Farms will create a best-in-class U.S. poultry company with a high-quality asset base, complementary operating cultures, and an industry-leading management team and workforce. The new company will be well positioned to enhance its service to customers across retail and food service and drive organic growth in an industry fueled by affordability and key consumer trends around health, sustainability, and the versatility of chicken.

Our Board believes that this is a great deal for Sanderson Farms and that the transaction reflects significant and appropriate value for our team, best-in-class assets, quality products, efficient and sustainable operations and respected brand. This transaction contemplates delivering a substantial cash premium to all Sanderson Farms stockholders and provides opportunities for our employees and independent contract producers and the same quality products for our customers and distributors.

Cargill and Continental Grain understand and know our business. Cargill has expertise across the agriculture and chicken producing arena, both in the U.S. and around the world. Continental Grain is an owner and operator of food and agribusiness companies such as Wayne Farms, a respected U.S. poultry producer. Importantly, Cargill and Continental Grain share our commitment to ethical poultry production and sustainable farming practices and being strong contributors to the health and success of our communities. They also share our commitment to our employees, growers, communities and the environment.

The combined company will be committed to supporting independent producers, their family farms, livelihoods and the communities in which they live. Our outstanding workforce, best-in-class assets and efficient operations are key factors in this transaction and very important to the long-term success of the combined company.

We recognize you will have questions about the transaction. To help address these questions, we will be holding a virtual town hall meeting today at 12:00pm CDT to discuss the transaction and will post an FAQ. If you have other questions about today’s announcement, please reach out to Mike Cockrell or your supervisor. While we may not be able to answer all your questions today, we will share developments as we are able.

The transaction is expected to close by the end of 2021 or early 2022, subject to customary closing conditions, including the receipt of regulatory approvals and approval of our stockholders. Between now and closing, it is important that you continue to focus on your day-to-day responsibilities so that we can continue to deliver the highest quality products and the best service to our customers.

We expect Sanderson Farms will be subject to increased attention from the media and investors over the coming months. As always, if you receive any inquiries from the press, please direct them to Mike Cockrell.

I am incredibly proud of what we have accomplished together. What began as a small family supply store grew into a thriving, best-in-class poultry producer. On behalf of my entire family, our Board, and our leadership team, thank you for your commitment and dedication to Sanderson Farms and the customers and communities we serve. We look forward to continued success as we work together to deliver for each other, our farmers, our customers and our communities.

Sincerely,

Joe Sanderson

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 of Sanderson Farms, Inc. (the “Company”), and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction and related transactions involving affiliates of Cargill and Continental Grain; (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving affiliates of Cargill and Continental Grain, in the anticipated timeframe or at all; (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving affiliates of Cargill and Continental Grain; (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (7) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business; (8) significant transaction costs; (9) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; (10) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (11) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks; (12) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above, and could include: high absentee rates that have prevented and may continue to prevent the Company from running some of its facilities at full capacity, or could in the future cause facility closures; (13) an inability of contract poultry producers to manage their flocks; (14) supply chain disruptions for feed grains; (15) further changes in customer orders due to shifting consumer patterns; (16) disruptions in logistics and the distribution chain for the Company’s products; (17) liquidity challenges; and (18) a continued or worsening decline in global commercial activity, among other unfavorable conditions.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). The Company plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by the Company with the SEC by accessing the Investor Relations section of the Company’s website at http://sandersonfarms.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on January 14, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.